Fresh Ideas Media, Inc.
4980 Silver Pine Drive
Castle Rock, Colorado 80108
(303) 730-7939

INFORMATION STATEMENT

INTRODUCTION

This information statement (this "Information Statement") is being mailed on or about September 10, 2008 to the holders of record at the close of business September 9, 2008 (the "Record Date") of the common stock, par value $0.001 per share ("Common Stock") of Fresh Ideas Media, Inc., a Nevada corporation (the "Company"), in connection with the spin-off of Community Alliance, Inc., a wholly owned Nevada subsidiary of the Company ("Community Alliance") from the Company (the "Spin-Off"). The Spin-Off is being done in connection with a proposed share exchange transaction (the "Share Exchange") between the Company, Ever Auspicious International Limited, a Hong Kong corporation ("Ever Auspicious") and Ever Auspicious' sole shareholder, Bright Praise Enterprises Limited, a British Virgin Islands company ("Bright Praise"), pursuant to which the Company will own 100% of the issued and outstanding shares of Ever Auspicious, and Bright Praise will become the majority shareholder of the Company. Under the terms of the Spin-Off, shares of Community Alliance's common stock, par value $0.001 per share, will be distributed on a pro-rata basis to each holder of the Company's Common Stock on the Record Date without any consideration or action on the part of such holders, and the holders of the Company's Common Stock as of the Record Date will become owners of 100 percent of the common stock of Community Alliance. The Spin-Off will be consummated only upon (a) the consummation of the Share Exchange, and
(b) the satisfactory resolution of all comments from the Securities and Exchange Commission (the "SEC") to the registration statement on Form 10 (the "Form 10") relating to Community Alliance's common stock, filed by Community Alliance with the SEC on or about September 10, 2008 and the Form 10's effectiveness. However, there is no assurance at this time that the Share Exchange will be consummated, and therefore no assurance that the Spin-Off will be consummated.

This Information Statement is being provided solely for informational purposes and not in connection with a vote of the Company's stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO VOTE OR OTHER ACTION BY THE COMPANY'S STOCKHOLDERS IS REQUIRED IN RESPONSE TO THIS INFORMATION STATEMENT.

Only one Information Statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information

Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by calling us at (303) 730-7939 or writing to us at 4980 Silver Pine Drive, Castle Rock, CO 80108.

SPIN-OFF

On September 9, 2008, the Board of Directors of the Company approved the Spin-Off of Community Alliance to the Company's stockholders. The Spin-Off was approved in contemplation of the Share Exchange, pursuant to which the Company will own 100% of the issued and outstanding shares of Ever Auspicious. As a result of the Share Exchange, the Company's principal operations will be those of Ever Auspicious and its wholly-owned subsidiary, Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd., a company engaged in the business of providing imported automobile trading services and web-based automobile trading information to customers in China. This business is unrelated to the business of Community Alliance, which is a marketing and advertising company targeting small to mid-size businesses. The primary purposes of the Spin-Off are to (a) allow the management of the Company to focus on the Company's primary business operations in China, (b) allow the management of Community Alliance to focus exclusively on Community Alliance's marketing and advertising business, and (c) enhance access to financing for each of Community Alliance and the Company by allowing the financial community to focus separately on the Company's Chinese operations and the business and operations of Community Alliance.

The Spin-Off will be effectuated through a dividend of one share of Community Alliance's common stock on each share of Common Stock of the Company outstanding as of the Record Date. As a result, the shares of Community Alliance will be distributed on a pro-rata basis to each holder of the Company's Common Stock as of the Record Date without any consideration or action on the part of such holders, and the holders of the Company's Common Stock as of the Record Date will become owners of 100 percent of the common stock of Community Alliance. The Spin-Off will be consummated only upon (a) the consummation of the Share Exchange, and (b) the satisfactory resolution of all comments from the SEC and effectiveness of the Form 10. The common stock to be so distributed to the stockholders of the Company as of the Record Date are being held in escrow with Jody M. Walker, Attorney At Law.
However, there is no assurance at this time that the Share Exchange will be consummated, and therefore no assurance that the Spin-Off will be consummated.

Community Alliance was incorporated under the laws of the State of Nevada on February 22, 2005. On March 24, 2005, 100 shares of Community Alliance's common stock were issued to the Company. These shares of common stock were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1934. On August 13, 2008, Community Alliance effectuated a 15,070-for-1 forward stock split of Community Alliance's common stock issued and outstanding as of August 25, 2008, thereby increasing the issued and outstanding common stock of Community Alliance from 100 to 1,507,000.


WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NO DISSENTERS' RIGHTS

Under the Nevada General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to the actions set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of these actions.

DESCRIPTION OF THE SECURITIES TO BE DISTRIBUTED PURSUANT TO THE SPIN-
OFF

Community Alliance's authorized capital stock currently consists of 95,000,000 shares of common stock, par value 0.001 per share, 1,507,000 of which are issued and outstanding, and 5,000,000 shares preferred stock, par value $0.001 per share, none of which are issued or outstanding. The Spin-Off will be implemented by means of a dividend of one share of the Community Alliance's common stock with respect to each share of common stock of the Company issued and outstanding as of the Record Date. The following statements set forth the material terms of Community Alliance's common stock; however, reference is made to the more detailed provisions of, and these statements are qualified in their entirety by reference to, Community Alliance's articles of incorporation and bylaws, copies of which are filed as exhibits to the Form 10.

Liquidation Rights

Upon liquidation or dissolution, each outstanding common share will be entitled to share equally in the assets of Community Alliance legally available for distribution to its stockholders after the payment of all debts and other liabilities.

Dividend Rights

There are no limitations or restrictions upon the rights of the Board of Directors of Community Alliance to declare dividends out of any funds legally available therefore. Community Alliance has not paid dividends to date and it is not anticipated that any dividends will be paid in the foreseeable future. The Board of Directors of Community Alliance initially may follow a policy of retaining earnings, if any, to finance the future growth of Community Alliance. Accordingly, future dividends, if any, will depend upon, among other considerations, Community Alliance's need for working capital and its financial conditions at the time.

Voting Rights

Holders of Community Alliance's common stock are entitled to voting rights of one hundred percent. Such Holders may cast one vote for each share held at all stockholders' meetings for all purposes.

Other Rights

Shares of Community Alliance's common stock are not redeemable, have no conversion rights and carry no preemptive or other rights to subscribe to or purchase additional shares of Community Alliance's common stock in the event of a subsequent offering.

Community Alliance's bylaws allow action to be taken by written consent rather than at a meeting of stockholders with the consent of the holders of a majority of shares of common stock entitled to vote.

Transfer Agent

Mountain Share Transfer acts as Community Alliance's transfer agent.

Registration

On or about September 10, 2008, Community Alliance filed with the SEC a registration statement on Form 10 with respect to its common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF
COMMUNITY ALLIANCE

Prior to the Spin-Off, the Company owns 1,507,000 shares of common stock of Community Alliance, Inc. The common stock of Community Alliance to be distributed to the Company's stockholders of record as of September 9, 2008 will be held in escrow with Jody M. Walker, Attorney At Law until the consummation of the Share Exchange and the effectiveness of the Form 10.

The following tabulates holdings of shares of common stock of Community Alliance by each person who, adjusted for completion of the Spin-Off, will be holders of record or is known by management to own beneficially more than 5.0% of the common stock of Community Alliance and, in addition, by all directors and officers of Community Alliance individually and as a group. Each named beneficial owner has sole voting and investment power with respect to the shares set forth opposite his name.

Shareholdings at September 9, 2008
Adjusted for completion of the Spin-Off

                                                      Percentage of
                                Number & Class(1)      Outstanding
Name and Address                   of Shares          Common Stock

Phillip E. Ray                       300,000               19.9 %
4980 Silver Pine Drive
Castle Rock, CO 80108

Ruth Daily                           300,000               19.9 %
4980 Silver Pine Drive
Castle Rock, CO 80108

A. Terry Ray(2)                      300,000(indirect)     19.9%
4980 Silver Pine Drive
Castle Rock, CO 80108

All directors and officers
 (as a group 3 persons)              600,000               39.8%

(1)Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise.

Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned, subject to applicable unity property laws.

(2)A. Terry Ray is deemed to beneficially own the 300,000 shares of common stock held by her spouse, Phillip E. Ray, an officer and director of Community Alliance.

DIRECTORS AND EXECUTIVE OFFICERS OF COMMUNITY ALLIANCE

Name                               Position Held      Term of Office
-------------------------------------------------------------------
Phillip E. Ray, age 70             President, CEO     Inception to
                                       Director         present

A. Terry Ray, age 63             Secretary, Director   June 2007 to
                                                          present

Ruth Daily, age 48               Director, Treasurer  February 2008 to
                                                          present

   Resumes

Phillip E. Ray. Mr. Ray has had experience in the management of public and non-public companies, including developing national marketing programs, advertising and publications, product development, investor relations, public securities offerings, corporate development, business plan preparation, financing strategies for developing companies and many other areas of corporate development and management. Mr. Ray has served as the President, a director and a major shareholder of two Denver, Colorado-based companies, since he founded the businesses in 1997. VentureVest Capital and American Business Services are engaged in business consulting in the areas of advertising, marketing, mergers and acquisitions and strategic planning, primarily, for companies preparing for an initial public securities offering or a private securities placement.

Mr. Ray was Assistant Manager of Howlett Distributing in Las Vegas, Nevada, prior to founding his own advertising business in 1958. From 1958 until 1971, he served as owner and President of Advertising Productions of Nevada, Inc., an advertising service, and Phil E. Ray & Associates, a full-service advertising agency. Mr. Ray relocated to Colorado in 1971. In 1972, he founded and served as President and Chairman of the Board of Director of Electromedics, Inc., a Colorado corporation specializing in medical products. Electromedics became a public company in 1974 through an initial public securities offering. Electromedics developed into a company with diversified medical, industrial and consumer products. Mr. Ray acquired the consumer products division of Electromedics in 1981, organized a new company and eventually merged that company with a public company to spend full time in business consulting and other ventures, including VentureVest Capital and American Business Services.

Alice Terry Ray. Ms. Ray has served as the corporate secretary of a number of public and private corporations and the administrative assistant or secretary to presidents of several companies for many years. Since 1993, she has served as the Secretary of American Business Services, one of the business consulting companies owned by Mr. Ray. From 1995 to January 2004, she was employed as a senior administrator for Denver Reserve, Inc., a company in Littleton, Colorado, engaged in pre-tax benefit plans. Ms. Ray currently serves as President of a literary guild and she has served in various administrative positions in her community for many years. Ms. Ray attended the University of Nevada-Las Vegas, majoring in business administration, from 1963 to 1965.

Ruth Daily. Ms. Daily manages Venitech, LLC, a Denver, Colorado-based advertising and business consulting firm that she founded in 1999. Through Ms. Daily's efforts, Venitech developed the Community Alliance Custom Take-Home Folder program under the trade name of Community Alliance of Colorado in October of 2002. Community alliance of Colorado has signed up 37 schools in Colorado and is generating between $80,000 and $110,000 in revenue. In February of 2008, Venitech entered into a Licensing Agreement with Community Alliance, Inc., the wholly owned subsidiary of Fresh Ideas Media, Inc, and for a fee, granting a license to Community Alliance, Inc. for the State of Colorado, and in so doing assigned over to Community Alliance, Inc. all of the schools that was under contract in Colorado, and the revenue generated from the sales of advertising from the school folders.

Ms. Daily has agreed to continue to contract with schools and to sell advertising for the school folders in Colorado and to do so on a commission only basis.

   Director Independence

Community Alliance presently has three directors. Mr. Ray is the President and CEO of Community Alliance, A. Terry Ray is the Secretary of Community Alliance and Ruth Daily is the Treasurer of Community Alliance and none of the three are therefore considered to be independent.

   Audit Committee

The Board of Directors of Community Alliance has been responsible for the Audit Committee function. As such, under the definition of "independence" as set forth in NASDAQ Marketplace Rule 4350, Community Alliance does not have a fully independent audit committee. As the common stock of Community Alliance is not publicly traded nor listed on or with a national securities exchange or national securities association, Community Alliance is not required to have a fully independent audit committee. In addition, Community Alliance does not have a designated audit committee financial expert.

The Board of Directors of Community Alliance has not designated a separate compensation or nominating committee.

   Term of Office

Community Alliance's officers are elected annually by its Board of Directors and may be replaced or removed by the Board of Directors at any time. The directors of Community Alliance are elected by Community Alliance's stockholders annually and serve until the election and qualification of their successors or their earlier resignation or removal.

   Code of Ethics

Community Alliance has adopted a Code of Ethics for its Senior Financial Officers. Community Alliance will, without charge, provide to any person, upon request, a copy of its Code of Ethics for its Senior Financial Officers. All such requests should be mailed to:
Community Alliance, Inc., 4980 Silver Pine Drive, Castle Rock, CO
80108.

EXECUTIVE COMPENSATION OF COMMUNITY ALLIANCE

   Executive Employment Contracts

Community Alliance's named executive officers serve "at will" with no written employment agreements. They do not currently receive any compensation for such services.

   Equity Compensation Plan Information

Community Alliance currently does not have any equity compensation plans outstanding.

   Director Compensation

Members of the Board of Directors of Community Alliance may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. To date, Community Alliance has paid $0.00 in directors' expenses.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR
INDEPENDENCE

Phillip E. Ray, Alice Terry Ray and Ruth Daily will be officers, directors and principal stockholders of the Company through the closing date of the Share Exchange.

There will be no other agreements between Ever Auspicious or its sole shareholder, Bright Praise, and Community Alliance after the Spin-Off.

Neither Fresh Ideas, Bright Praise, nor Ever Auspicious will retain any liability relating to Community Alliance or Our Best Wishes, Inc. (a wholly owned subsidiary of Community Alliance) after the Spin-Off. In connection with the Spin-Off and the Share Exchange, Community Alliance will assume all of the indebtedness of Fresh Ideas prior to the closing date of the Share Exchange.

Alice T. Ray is the wife of Phillip E. Ray, an officer and director of the Company.

Since the inception of the Community Alliance, and at various times, other companies owned by Mr. Ray have loaned money to Community
Alliance on an as needed basis. For some of the money loaned, promissory notes were issued and interest paid. Other loans were short term and no Promissory notes were generated. As of May 31, 2008, all loans had been repaid.

LEGAL PROCEEDINGS

Community Alliance is not a party to any legal proceedings nor is Community Alliance aware of any disputes that may result in legal proceedings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE
COMPANY

As of September 9, 2008, the Company has 1,507,000 shares of Common Stock issued and outstanding. The following tabulates holdings of shares of Common Stock by each person who, are holders of record or is known by management to own beneficially more than 5.0% of the common stock and, in addition, by all directors and officers of the Company individually and as a group. Each named beneficial owner has sole voting and investment power with respect to the shares set forth opposite his name.

Shareholdings at September 9, 2008
Adjusted for completion of the Spin-Off

                                                      Percentage of
                                  Number & Class(1)    Outstanding
Name and Address                     of Shares         Common stock
-------------------------------------------------------------------

Phillip E. Ray                        300,000             19.9 %
4980 Silver Pine Drive
Castle Rock, CO 80108

Ruth Daily                            300,000              19.9 %
4980 Silver Pine Drive
Castle Rock, CO 80108

A. Terry Ray(2)                       300,000(indirect)    19.9%
4980 Silver Pine Drive
Castle Rock, CO 80108

All directors and officers
 (as a group 3 persons)              600,000               39.8%

(1)Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise.

Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned, subject to applicable unity property laws.

(2)A. Terry Ray is deemed to beneficially own the 300,000 common stock held by her spouse, Phillip E. Ray, an officer and director of the Company.

INTERESTS OF CERTAIN PERSONS IN FAVOR OF OR IN OPPOSITION OF THE
PROPOSAL

No officers or directors of the Company will receive any direct or indirect benefit from the Spin-Off other than the receipt of one share of common stock of Community Alliance for each share of Common Stock held by such officer or director as of the Record Date.

NO STOCKHOLDER ACTION REQUIRED

This Information Statement is being provided for informational purposes only, and does not relate to any meeting of stockholders. Neither applicable securities laws, nor the corporate laws of the State of Nevada require approval of the Spin-Off. No vote or other action is being requested of the Company's stockholders. This Information Statement is provided for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ADDITIONAL INFORMATION

We are obligated to file reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended. Our annual reports filed on Form 10-K, quarterly reports filed on Form 10-Q, and current reports filed on Form 8-K are currently on file with the SEC. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, on official business days during the hours of 10:00 a.m. to 3:00 p.m. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.


By Order of the Board of
Directors
September 10, 2008.

7